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                                                                                                                         EXHIBIT 4.3
                                                           Common Stock
                                                          $0.001 Par Value
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   Number                                                                                                                   Shares

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                                                    [MOTIVE LOGO APPEARS HERE]

                                                    Motive Communications, Inc.

INCORPORATED UNDER THE LAWS                                THIS CERTIFICATE IS TRANSFERABLE IN
OF THE STATE OF DELAWARE                                  NEW YORK, NY AND RIDGEFIELD PARK, NJ            CUSIP 6198OJ 10 4
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES THAT




IS THE RECORD HOLDER OF
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                                      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

Motive Communications, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the
Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                                [MOTIVE COMMUNICATIONS, INC.                COUNTERSIGNED AND REGISTERED:
                                                CORPORATE SEAL APPEARS HERE]                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                        TRANSFER AGENT AND REGISTRAR

                                                                                            BY
/s/ LINDA G. HAMANN                     /s/ SCOTT HARMON
      SECRETARY              PRESIDENT AND CHIEF EXECUTIVE OFFICER                                              AUTHORIZED SIGNATURE

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                          MOTIVE COMMUNICATIONS, INC.

   The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- .....Custodian.....
   TEN ENT -- as tenants by the                              (Cust)      (Minor)
              entireties                                     under Uniform
   JT TEN  -- as joint tenants with                          Gifts to Minors
              right of survivorship                          Act................
              and not as tenants in                                 (State)
              common

    Additional abbreviations may also be used though not in the above list.

        For value received, _________________________ hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------------
        |                                          |
        |                                          |
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        _________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE OF ASSIGNEE)

        _________________________________________________________________

        _________________________________________________________________

        __________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________ Attorney
        to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated _______________________________


                        ________________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

           SIGNATURE GUARANTEED:


        BY ____________________________________________________
           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.